Restructure Expense (Predecessor)	9 Months Ended
Sep. 30, 2013
Predecessor
Restructure Expense

16. Restructure Expense

In April 2013, the Company announced its intention to close its Boynton Beach office.  In connection with the announcement, the Company recorded a restructure charge of $3,224 for primarily severance and related expense. The $3,224 charge for the nine-months ended September 30, 2013 was recorded in the following statement of operations line items: compensation and benefits, $2,851; and general and administrative, $373.  The associated workforce reductions were substantially complete as of September 30, 2013 and the remaining actions are expected to be completed by December 31, 2013.  A reconciliation of the associated restructure liability is as follows:

Total
Balance at December 31, 2012	$—
Restructure expense	3,224
Payments for restructure charges	(2,456)
Balance at September 30, 2013	$768